                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             EVERGREEN RESOURCES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                         EVERGREEN RESOURCES, INC.
                  1000 Writer Square, 1512 Larimer Street
                          Denver, Colorado 80202
                             303-534-0400

                   ____________________________________



                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       To Be Held 15 August 1996


TO THE SHAREHOLDERS OF EVERGREEN RESOURCES, INC.:

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Evergreen Resources, Inc., a Colorado corporation (the "Company") will be held on the 37th floor of the Denver Petroleum Club, 555 Seventeenth Street, Denver, Colorado, on 15 August 1996, at 10:00 a.m., Mountain Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

    1. To elect one (1) Director of the Company;

    2. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of record of the Company's common stock at the close of business on 15 July 1996 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All Shareholders, whether or not they expect to attend the Meeting in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.





                                JAMES S. WILLIAMS
                                CHAIRMAN
Denver, Colorado
15 July 1996

                          GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Evergreen Resources, Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held on the 37th floor of the Denver Petroleum Club, 555 Seventeenth Street, Denver, Colorado, on 15 August 1996, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof. This Proxy Statement and the accompanying Proxy Card will be mailed to the Company's Shareholders on or about 15 July 1996.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to Shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

Shares will not be counted as part of the vote on any business at the Meeting on which the Shareholder has abstained.

The Company's Annual Report to Shareholders for the fiscal year ended 31 March 1996 is being mailed simultaneously to the Company's Shareholders, but does not constitute part of these proxy soliciting materials.

                   SHARES OUTSTANDING AND VOTING RIGHTS

All voting rights are vested exclusively in the holders of the Company's no par value voting common stock, with each share entitled to one vote. Only Shareholders of record at the close of business on 15 July 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On 15 July 1996 the Company had 5,939,736 shares of its no par value voting common stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of the Director. No fractional shares are presently outstanding.

A majority of the Company's outstanding voting common stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to elect the Director. Cumulative voting in the election of the Director is not permitted.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             AND MANAGEMENT

The following table presents information with respect to shares of the Company's common stock beneficially owned by the Company's Directors and Officers and by all Directors and Officers of the Company as a group, and by all other persons known by management to own beneficially five percent (5%) or more of the Company's common stock as of 15 July 1996.

                   Beneficial Owner               Beneficial Ownership       Percent
Title of Class     Name and Address               Amount and Nature          of Class
- --------------     ----------------               --------------------       ---------
No Par Value       Heartland Advisors, Inc.       899,500                    14.4%
Common Stock       790 North Milwaukee Street
                   Milwaukee, WI 53202

No Par Value       Gold Energy Inc.               1,043,000 (1)              16.7%
Common Stock       P. O. Box 2485
                   Greenville, SC 29602

No Par Value       James C. Ryan, Jr.             1,336,082 (2)(8)           21.6%
Common Stock       19 S. Irvine St.
                   Greenville, SC 29602

No Par Value       John J. Ryan III                 235,032 (3)               3.8%
Common Stock       13 avenue de Bude
                   1202 Geneva  Switzerland

No Par Value       James S. Williams                 97,540 (4)               1.6%
Common Stock       2800 S. University Blvd. #158
                   Denver, CO 80210

No Par Value       Mark S. Sexton                   123,672 (5)               2.0%
Common Stock       4059 Witter Gulch Road
                   Evergreen, CO 80439

No Par Value       Dennis R. Carlton                105,796 (5)               1.7%
Common Stock       7776 S. Marshall Ct.
                   Littleton, CO 80123

No Par Value       J. Keither Martin                  9,500 (6)               0.1%
Common Stock       3 Sequoia Street
                   Golden, CO 80401

No Par Value       Kevin R. Collins                   8,000                   0.1%
Common Stock       7520 S. Emerson St.
                   Littleton, CO 80122

No Par Value       Alain Blanchard                   39,590 (7)               0.6%
Common Stock       98 Avenue Moliere
                   Brussels, Belgium

No Par Value       Larry D. Estridge                  1,000                    --
Common Stock       106 Lady Banks Lane
                   Greenville, SC  29650

No Par Value       Ian M. Thomson                    35,000 (9)               0.4%
Common Stock       Phoenix Court
                   Bartholomew Street
                   Newbury Berkshire RG14 5QA
                   United Kingdom

No Par Value       All Officers and Directors     1,991,212 (10)             31.9%
Common Stock       As A Group (10 Persons)

- ---------------

(1) Gold Energy Inc., a Delaware corporation, is 100% owned by Goldenergy Investments, Inc. ("Goldenergy"), a Panama corporation. The ultimate beneficial owners of the Company's shares held by Goldenergy are unknown to the management of the Company, which has no direct or indirect ownership of Goldenergy. The Company is unaware of any additional shares of Evergreen to which Goldenergy has the right to acquire beneficial ownership.

(2) Includes 50,000 shares issuable pursuant to stock purchase warrants presently exercisable.
(3) Includes 10,000 shares issuable pursuant to stock purchase warrants presently exercisable.
(4) Includes 44,000 shares issuable pursuant to stock purchase warrants presently exercisable.
(5) Includes 45,450 shares issuable pursuant to stock purchase warrants presently exercisable.
(6) Includes 2,000 shares issuable pursuant to stock purchase warrants presently exercisable.
(7) Director of Gold Energy Inc. Disclaims any beneficial ownership in shares owned by Gold Energy Inc.
(8) James C. Ryan, Jr. has sole voting power of the 1,043,000 Gold Energy Inc. shares until 31 August 1996. He has no power to sell or otherwise dispose of these shares and disclaims any beneficial ownership in the shares.
(9) Includes 35,000 shares issuable pursuant to stock purchase warrants presently exercisable.
(10) Gold Energy Inc. shares added once. Convertible Preferred shares not included.

In addition to those persons set forth in the table above, CEDE & Co. was the record holder of more than 5% of the common stock as of 15 July 1996; however, the Company does not know the nature of the beneficial ownership of such shares.

There is no arrangement, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company except on September 1, 1994, Gold Energy Inc. ("Gold") and James C. Ryan, Jr. ("Ryan") entered into a Shareholder Voting Agreement ("Agreement") and Irrevocable Proxy ("Proxy"). During the term of the Agreement, Gold and Ryan may each nominate one Director to serve on the Company's Board of Directors. James C. Ryan, Jr. and Alain Blanchard were nominated as Directors under this Agreement. Additionally, the Agreement provides that with respect to any resolution regarding an amendment to the Company's Articles of Incorporation, Bylaws, a proposed merger, consolidation, share exchange, sale of assets out of the ordinary course of business, voluntary dissolution or any other matter on which Shareholder approval is required, Gold and Ryan will only vote in favor of the resolution if each agree in writing to the resolution. To facilitate the terms of the Agreement, Gold has conveyed an Irrevocable Proxy to Ryan. The Agreement and the Proxy are in effect until the 1996 Annual Meeting, but no later than 31 August 1996.

                          ELECTION OF DIRECTORS

The Articles of Incorporation of Evergreen Resources, Inc. provide that the members of the Company's Board of Directors shall be divided into three classes, as nearly equal in number as possible, each of which is to serve for three years, with one class being elected each year.

To be elected as a Director, each nominee must receive the favorable vote of a majority of the shares represented and entitled to be voted at the Meeting.
 The persons named in the enclosed form of proxy, unless otherwise directed therein, intend to vote such proxy FOR the election of the nominee named below as Director for the term specified. If the nominee becomes unavailable for any reason, the persons named in the form of proxy are expected to consult with management of the Company in voting the shares represented by them. Management has no reason to believe that the nominee will be unavailable or unwilling to serve if elected to office. To the knowledge of management, the nominee intends to serve the term for which election is sought.

The Board of Directors has nominated one person for election as Director at this Meeting to serve for a three year term. The nominee is currently serving as a Director and has consented to serve for the new term.

              PRESENT DIRECTOR NOMINATED FOR RE-ELECTION

                                                           Director   Term to
   Name              Age              Position              Since     Expire
   ----              ---              --------             --------   -------
John J. Ryan, III    69       Vice President and Director    1989      1999

           CONTINUING DIRECTORS WHOSE TERMS ARE NOT EXPIRING

   Name              Age            Position                 Since     Expire
   ----              ---           --------                 --------   -------

Alain Blanchard      55       Director                        1989      1997
Dennis R. Carlton    46       Vice President and Director     1995      1998
Larry D. Estridge    52       Director                        1989      1997
Mark S. Sexton       40       President, CEO and Director     1995      1998
James S. Williams    61       Chairman and Director           1981      1998


James C. Ryan, Jr., a present Director whose term expires on August 15, 1996, will not stand for election to a new term.

There is no family relationship between any Director, executive or person nominated or chosen by Evergreen to become a Director or Executive Officer except James C. Ryan, Jr., a Director, is the cousin of John J. Ryan III, Vice President and a Director.

There is no compensatory plan or arrangement with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.

No Director or Executive Officer of the Company or nominee for election as a Director has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last fiscal year in any amount.

Additional information regarding the nominee for election as a Director and the continuing Directors of the Company is as follows:

                               NOMINEE

JOHN J. RYAN III -  VICE PRESIDENT AND DIRECTOR
                    CHAIRMAN - EVERGREEN RESOURCES (U.K.) LTD.

Mr. Ryan was named Vice President and a Director of Evergreen in May 1989. Since 1982 he has been engaged in international tax and investment activities. Mr. Ryan, a resident of Geneva, Switzerland, is also Chairman of Evergreen Resources (U.K.) Ltd.

                          CONTINUING DIRECTORS


ALAIN BLANCHARD - DIRECTOR

Mr. Blanchard was named Director of Evergreen in May 1989. From 1983 until 1988 Mr. Blanchard was an Associate and shareholder of Laidlaw Adams and Peck. A resident of Brussels, Belgium, he has managed discretionary funds for private and institutional clients for over 15 years and continues to do so.

DENNIS R. CARLTON - VICE PRESIDENT EXPLORATION AND DIRECTOR
                    PRESIDENT - EOC

Mr. Carlton was named a Director of Evergreen in March 1995. He received a Bachelor of Science degree in Geology in 1972 and a Master of Science degree in Geology in 1975 from Wichita State University. He joined Evergreen in December 1981 as Vice President Geology. He was named a Director in March 1985 and President in December 1986. He served as President and a Director until May 1989 when he was named Executive Vice President of EOC. In May 1991 he was named Vice President Exploration of Evergreen. In June 1995 he was named President of EOC. He resides in Denver, Colorado and devotes full time to Evergreen.

LARRY D. ESTRIDGE - DIRECTOR

Mr. Estridge was named a Director of Evergreen in May 1989. He resides in Greenville, South Carolina, and is a partner in the law firm of Wyche, Burgess, Freeman & Parham, P.A. He has been affiliated with the Wyche law firm since July 1972. He has represented Evergreen and a number of affiliated companies for over 10 years.

MARK S. SEXTON -    PRESIDENT, CEO AND DIRECTOR
                    CEO- EOC

Mr. Sexton was named a Director of Evergreen in March 1995 and President and CEO in June 1995. He has managed the daily activities of Evergreen Operating Corporation ("EOC") since 1987 and was named Vice President Operations for Evergreen and President of EOC in 1989. A Registered Professional Engineer in Colorado, Mr. Sexton graduated in 1978 from Stanford University with a B.S. degree in Mechanical Engineering. From 1978 to 1982, he was employed in various engineering and financial positions with Amoco Production Company. From 1982 to 1985, he was employed with Norwest Bank Minneapolis as Senior Petroleum Engineer/Manager. From January 1986 to June 1987, he was President of Sound Energy Development Co. and Managing Director of the Carbon River Energy Partnership. He resides in Denver, Colorado and devotes full time to Evergreen.

JAMES S. WILLIAMS -  CHAIRMAN AND DIRECTOR

Mr. Williams has been the Chairman and a Director of Evergreen since founding the Company in 1981. Mr. Williams graduated in 1956 from Columbia College and has been engaged in U.S. oil and gas activities for over twenty years. Mr. Williams resides in Denver, Colorado and devotes full time to Evergreen.



                      MEETINGS OF DIRECTORS AND COMMITTEES

The Company's Board of Directors held sixteen meetings, formally or by consent, during the fiscal year ended March 31, 1996. No incumbent Director attended fewer than 75% of such meetings.

The Audit Committee, presently composed of James C. Ryan, Jr., Alain Blanchard and James S. Williams, was formed on May 11, 1989. The Committee recommends to the Board the firm to be employed as the Company's independent auditors and consults with and reviews the reports of the Company's independent auditors and the Company's internal financial staff. One meeting was held during the fiscal year ended March 31, 1996.

The Compensation Committee, formed in August 1990, is presently composed of Mark
S. Sexton and Larry D. Estridge. The Compensation Committee assists the Board in establishing compensation for key Employees. Two meetings were held during the fiscal year ended March 31, 1996.


                      BUSINESS EXPERIENCE OF KEY MANAGEMENT

KEVIN R. COLLINS - VICE PRESIDENT AND TREASURER

Mr. Collins joined Evergreen as Vice President and Treasurer in July 1995. He received a B.S. in Business Administration and Accounting from the University of Arizona in 1980, and became a CPA in 1983. Mr. Collins has been involved in public accounting for over twelve years. From 1986 to 1994 he was employed by BDO Seidman, Denver where he rose to the position of Senior Manager. He was with Ehrhardt Keefe Steiner & Hottman, CPA's, Denver from October 1994 to June 1995. He resides in Littleton, Colorado and devotes full time to Evergreen.

J. KEITHER MARTIN - SECRETARY
                    CONTROLLER - EOC

Mr. Martin was named Secretary of Evergreen in June 1995. He has served as Controller for EOC since 1984. During the previous sixteen years, Mr. Martin was employed by Anderson Oil Company as Director of Financial Information. He resides in Golden, Colorado and devotes full time to Evergreen.

IAN M. THOMSON - MANAGING DIRECTOR
                 EVERGREEN RESOURCES (U.K.) LTD.

Mr. Thomson graduated in 1961 from Edinburgh University with a BSc (Hons) degree in engineering followed by post-graduate studies at Imperial College, London.
He was a Board Director of the Laird Group PLC, a leading U.K. industrial conglomerate, responsible for a mining equipment subsidiary in the U.K., U.S. and other countries. He presently holds various non-executive directorships in U.K. industrial and manufacturing companies. Mr. Thomson resides in Oxford, England.

FLOYD TRUJILLO - PRODUCTION SUPERVISOR - EOC

Mr. Trujillo joined EOC as Production Supervisor in 1988. From 1986-1988 he was employed by Consolidated Oil & Gas as a Production Analyst. From 1983-1986 he was employed by Henderson Petroleum as Production Supervisor. Mr. Trujillo resides in Denver and devotes full time to Evergreen.

TERM OF OFFICE

Each Officer holds office until his successor is duly elected and qualified or until his death, resignation or removal, if earlier. Any Officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The information contained in the following Summary Compensation Table for the fiscal years 1996, 1995 and 1994 is furnished with respect to the named Executives.

                                                                         LONG TERM COMPENSATION
                                                                 ------------------------------------
                                     ANNUAL COMPENSATION                  AWARDS             PAYOUTS
                                ------------------------------   -----------------------    ---------
                                                  OTHER ANNUAL   RESTRICTED
                                                     COMPEN-       STOCK
    NAME AND           FISCAL    SALARY     BONUS    SATION        AWARDS     WARRANTS        PAYOUTS     COMPENSATION
PRINCIPAL POSITION      YEAR      ($)        ($)      $(1)         ($)(2)       (#)             ($)

- --------------------------------------------------------------------------------------------------------------------------
James S. Williams       1996     86,742       0         0          39,463        0               0              0
Chairman and a          1995     68,333       0         0          37,220        0               0              0
Director                1994     76,250       0         0          35,000      5,000             0              0

- ----------------------------------------------------------------------------------------------------
Mark S. Sexton          1996     86,750       0         0          31,875        0               0              0
President, CEO and a    1995     73,334       0         0          32,917        0               0
Director                1994     78,625       0         0          35,000      5,000             0

- ----------------------------------------------------------------------------------------------------
Dennis R. Carlton       1996     86,750       0         0          31,875         0              O
Vice President and a    1995     73,334       0         0          32,917         0              0
Director                1994     78,625       0         0          52,500       5,000            0

- --------------
(1) For each of the named Executives, the aggregate amount of perquisites and other personal benefits did not exceed 10% of the Executive's total annual salary and bonus.

(2) At March 31, 1996, aggregate restricted stock holding for each of the named executives were 15,000 shares. Market price at March 31, 1996 was $5.75.

(3) The references to "SARs" in the Summary Compensation Table and all other tables in this Proxy Statement have been omitted, since the Corporation has never authorized any SARs.


WARRANT GRANTS

No stock purchase warrants were granted to the named Executives during the fiscal year ended March 31, 1996.

WARRANT/OPTION EXERCISES AND HOLDINGS

The following table sets forth information with respect to the named Executives of the Company concerning the exercise of options/warrants during the last fiscal year and unexercised warrants held as of the end of the fiscal year.

                                                                                      VALUE OF
                                                           NUMBER OF                UNEXERCISED
                                                          UNEXERCISED              IN-THE-MONEY
                                                        WARRANT OPTIONS           WARRANT/OPTIONS
                           ACQUIRED       VALUE            FY END (#)               FY END ($)
                        ON EXERCISE      REALIZED       EXERCISABLE (E)/         EXERCISABLE (E)/
Name                         (#)            ($)         UNEXERCISABLE(U)         UNEXERCISABLE (U)
- ------------            ------------     --------       ---------------          -----------------

James S. Williams             0              0              45,450 (E)               $86,481 (E)

Mark S. Sexton              23,125         40,468           45,450 (E)               $86,481 (E)

Dennis  R. Carlton          10,625         18,594           45,450 (E)               $86,481  (E)


During the fiscal year ended March 31, 1996, the Company deferred no compensation to the persons named in the preceding tables.


REPORT ON EXECUTIVE COMPENSATION

The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced Executives whose financial interest is aligned with that of the Shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation.

Base salaries for each of the Company's Executives are determined by taking into consideration performance, length of tenure with the Company and compensation by Industry competitors for comparable positions. In order to determine comparable salary levels paid within the Industry, the Committee reviews various surveys and publicly filed information of its competitors.

Executive performance may be measured by several criteria that are considered important to the Company's success. These criteria are not specifically weighted in the determination of whether to award an annual bonus to an Executive, since the relative importance of such criteria may change from year to year and the relative responsibilities of each Executive in the achievement of each of the objectives may differ. Examples of criteria considered are: quantity of oil and gas reserves added; finding cost of oil and gas reserves; control of lifting costs; and overall financial management.

The Company also utilizes restricted stock and stock purchase warrants ("warrants") as incentives for Executives. The size of such grants is dependent on individual performance, level of responsibility and base salary, and the number of restricted shares and/or warrants in relation to the total outstanding shares of Common Stock and Common Stock equivalents.

In the fiscal year ended March 31, 1996, Mark S. Sexton, President and CEO, received $111,875 of compensation for his services.

During the fiscal year ended March 31, 1996, the Committee approved restricted stock grants to members of Management as additional compensation.

                       SUBMITTED BY THE BOARD OF DIRECTORS

                               PERFORMANCE GRAPH

The following performance graph reflects yearly percentage change in (i) the Company's cumulative, five year total stockholder return on Common Stock as compared with the cumulative, five year total return of (ii) the National Securities Dealers Automated Quotation System ("NASDAQ") Stock Market Index of U.S. Companies and (iii) a peer group index. The NASDAQ index and the peer group index were supplied by the Center for Research in Security Prices (CRSP), an independent third-party source, and is comprised of approximately 155 companies categorized under the Standard Industrial Classification Number 13 (Oil and Gas Extraction) applicable to the Company. All cumulative returns are calculated on a fiscal year basis ending on March 31 of each year.



                               [CHART]

                                OTHER INFORMATION


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

To the Company's knowledge, during the fiscal year ended March 31, 1996, the Company's Officers and Directors complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its Officers and Directors and their written representations that such reports accurately reflect all reportable transactions.

COMPENSATION OF DIRECTORS

Directors of the Company receive fees of $100 per meeting for their attendance at meetings of the Company's Board of Directors and have currently waived these fees. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and Shareholder's meetings. Directors who are not Officers or are not on salary with the Company receive $15,000 per year.

EMPLOYEE STOCK OWNERSHIP PLAN

In May 1991 the Company established an Employee Stock Ownership Plan ("ESOP"), to provide eligible Employees with retirement benefits.

Employees are eligible to participate in the ESOP upon completing one year of service. Contributions to the ESOP are made at the discretion of the Company and can be made in cash or other property as the Trustee considers appropriate. These contributions are used to purchase the Company's stock. A participant generally is fully vested after five years of service or upon his or her death, disability or retirement.

Shares of common stock acquired by the ESOP are allocated each year to the account of each participant according to a formula based upon the participant's compensation. On July 15, 1991 the Company contributed $50,000 to the ESOP which acquired, in an open market transaction, 11,750 shares of Evergreen common stock. The Company has subsequently contributed shares of restricted Evergreen common stock to the ESOP as follows: April 2, 1992 - 10,000 shares; June 17, 1993 - 15,000 shares; December 29, 1993 - 15,000 shares; December 1995 - 10,000 shares.

KEY EMPLOYEE EQUITY PLAN

On August 12, 1992, the Shareholders ratified a Key Employee Equity Plan ("the Plan"). Under this Plan, to be administrated by the Compensation Committee, Key Employees, as designated by the Board, may receive stock bonuses, stock purchase warrants or stock options, in order to bring total compensation in line with industry levels.

In no event will the Plan be granted stock or warrants which in their totality exceed 10% of the fully diluted issued and outstanding shares, including outstanding stock options or stock purchase warrants of the Company, as of the date of each annual grant. In no event will the value of stock or warrant grants under the Plan exceed the total gross compensation actually paid said Key Employees during the prior fiscal year. Value will be determined by the Board.

Any future options or warrants granted to Officers, Directors or Employees of the Company will be at an exercise price per share of no less than 100% of the fair market value on the date of such grants.

TRANSACTIONS WITH MANAGEMENT

No Director or Executive Officer of the Company, nominee for election as a Director, security holder who is known to the Company to own of record or beneficially more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons, has had any material transaction since the beginning of the Company's last fiscal year, or has any currently proposed material transaction, to which the Company was or is to be a party, in any amount.


                          INDEPENDENT AUDITORS

BDO Seidman currently serves the Company as independent auditors.
Representatives of BDO Seidman will be present at the Annual Meeting and will be available to respond to appropriate questions from Shareholders.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgement of the persons voting them.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any proposal by a Shareholder to be presented at the Company's 1997 Annual Meeting must be received at the offices of the Company, 1000 Writer Square, 1512 Larimer Street, Denver, Colorado 80202, no later than 15 March 1997.




                              JAMES S. WILLIAMS
                              CHAIRMAN

Denver, Colorado
15 July 1996

PROXY                                                                    PROXY
- -----                                                                    -----

                           EVERGREEN RESOURCES, INC.
                      SOLICITED BY THE BOARD OF DIRECTORS
    FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD 15 August 1996

The undersigned hereby constitutes and appoints James S. Williams and Mark S. Sexton, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of no par value common stock of Evergreen Resources, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at the Denver Petroleum Club, 555 Seventeenth Street, Denver, Colorado, at 10:00 a.m., Mountain Daylight Time, on 15 August 1996, and any and all adjournments thereof, for the following purposes:

1. The election of one (1) Director of the Company.

   / /  FOR all nominees listed below (except as marked to the contrary):

                 John J. Ryan III

   / /  WITHHOLD AUTHORITY to vote for the nominee.


2. To transact such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                                     (Continued on other side)

                                    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders furnished therewith.

                                    Dated:                               , 1996
                                          -------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EVERGREEN RESOURCES, INC. PLEASE SIGN AND RETURN THIS PROXY TO EVERGREEN RESOURCES, INC., 1512 LARIMER STREET SUITE 1000, DENVER, COLORADO 80202. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.